MARCH 6, 2019

SUPPLEMENT TO

HARTFORD SCHRODERS GLOBAL STRATEGIC BOND FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2019

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

On March 6, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) considered a proposal to liquidate the Hartford Schroders Global Strategic Bond Fund (the “Fund”), a series of the Company. The Board determined that liquidating the Fund is in the best interest of the Fund and its shareholders, and approved the Plan of Liquidation (the “Plan”). Accordingly, the Fund will be liquidated pursuant to the Plan (the “Liquidation”) on or before April 30, 2019 (the “Liquidation Date”).

Effective at the close of business on the Liquidation Date, all references to the Fund in the Hartford Schroders Funds Statutory Prospectus and the corresponding Statement of Additional Information, each dated March 1, 2019, will no longer be applicable and shall be considered deleted from those documents.

If you hold Fund shares directly with the Company in an individual retirement account (“IRA”) or similar type of account, such as a SIMPLE, SEP or 403(b) account, maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), please carefully consider the important information under the section below titled “Information for Directly Held Qualified Accounts.”

SUSPENSION OF SALES. Because of the pending Liquidation, the Fund no longer represents a long-term investment solution. Accordingly, potential investors considering making an initial investment in the Fund should consider other investment options.

•	Closed to New Investors. The Fund is instructing its transfer agent, other service providers, and financial intermediaries to no longer accept any account applications or purchase orders from new investors effective no later than the close of business on March 22, 2019. Accordingly, the Fund will be closed to all new investors on or before that date.

•	Existing Investors. Until the close of business on April 18, 2019 the Fund will remain open to retirement plans and shareholders currently invested in the Fund. After that date, the Fund will no longer accept any purchase orders and will no longer be available for automatic investments (other than dividend reinvestments). Prior to the Liquidation Date, retirement plans and shareholders currently invested in the Fund may continue to reinvest dividends and capital gain distributions in the Fund.

•	Rejection of Orders. At any time prior to the Liquidation Date, the Fund may, in the Fund’s discretion, reject any purchase orders for any reason, including for operational reasons relating to the Liquidation of the Fund.

LIQUIDATION OF FUND ASSETS; LIQUIDATING DISTRIBUTION. The Liquidation of the Fund will involve the liquidation of the Fund’s portfolio securities and other investments and the redemption of all outstanding Fund shares on the Liquidation Date.

•	Liquidation of Portfolio Securities; Increase in Cash. In order to prepare for an orderly Liquidation and to meet any anticipated redemption requests, the Fund will begin to increase the portion of the Fund’s assets that are held in cash and cash equivalents and reduce maturities of non-cash investments. As the Liquidation Date approaches and the Fund transitions to holding more cash, the Fund will be permitted to deviate from its stated investment objective and investment policies. As a result, the Fund’s portfolio likely will consist of all, or substantially all, cash or cash equivalents prior to the Liquidation Date, which may adversely affect the Fund’s performance during this period.

•

Redemption of Fund Shares and Liquidating Distribution. On the Liquidation Date, the Fund will automatically redeem all shares held by each shareholder of record holding Fund shares (determined as of the close of business on the business day prior to the Liquidation Date). The Fund will distribute the redemption proceeds to all shareholders of record (except as noted below for Directly Held Qualified Accounts). The amount of the liquidating distribution will be equal to the net asset value of Fund shares redeemed on the Liquidation Date, which will reflect deductions for any charges, taxes, expenses and liabilities of the Fund.

•	Liquidation Expenses. The Fund will continue to bear normal and customary fees and operating expenses, including any transaction costs in connection with the sale or disposition of the Fund’s portfolio securities or other investments. The Fund’s investment manager, Hartford Funds Management Company, LLC (“HFMC”), will bear any other expenses that are associated with the Liquidation. The Liquidation of the Fund may result in an increase in redemptions, which could increase the ratio of the Fund’s gross operating expenses relative to its assets. HFMC has contractually agreed to waive its management fee and/or reimburse the Fund for operating expenses (other than taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to limit the total net operating expenses of each of the Fund’s classes of shares, as described in the Fund’s prospectus. HFMC intends to maintain this expense limitation arrangement through the Liquidation Date.

REDEMPTIONS AND EXCHANGES PRIOR TO LIQUIDATION DATE. HFMC and its affiliates intend to maintain their investment in the Fund until the Liquidation Date. The Plan does not impose any limitation on any other shareholder’s ability to redeem or exchange Fund shares prior to the Liquidation Date.

•	Redemptions Prior to the Liquidation Date. At any time prior to the close of business on the business day prior to the Liquidation Date, shareholders of the Fund may redeem their Fund shares (without any contingent deferred sales charge that would otherwise apply) in accordance with the Fund’s redemption policies, as discussed in the Fund’s prospectus.

•	Exchanges Prior to the Liquidation Date. At any time prior to the close of business on the business day prior to the Liquidation Date, shareholders may exchange their Fund shares for shares of the same class of another HFMC-managed mutual fund that the shareholder is eligible to purchase. Such transactions will not be subject to any front-end sales charge or any contingent deferred sales charge (even if such charges would otherwise apply to such redemption or exchange transaction). Before exchanging shares, you should carefully read the section titled “Exchanging Shares” in the Fund’s prospectus.

U.S. FEDERAL INCOME TAX MATTERS. The Liquidation is not expected to be a taxable event for the Fund. For shareholders holding Fund shares in a taxable account, the Liquidation will be treated as a taxable transaction that will result in reportable capital gain or loss. Shareholders should consult with their tax advisors to discuss the potential implications of the Liquidation and their investment in the Fund generally.

•	Reportable Capital Gain or Loss. The Liquidation, including the automatic redemption of Fund shares on the Liquidation Date, will be treated as a sale of Fund shares resulting in the reportable gain or loss to the same extent as any other redemption transaction. For shareholders holding Fund shares in taxable accounts, you will realize a capital gain if you receive an amount in the Liquidation that is in excess of your tax basis; however, if you receive an amount in the Liquidation that is less than your tax basis, you will realize a capital loss. Shareholders who elect, prior to the Liquidation Date, to exchange their Fund shares held in a taxable account also will realize a capital gain or loss on the exchange transaction.

•	Pre-Liquidation Distributions. Prior to the Liquidation Date, the Fund may make one or more distributions to shareholders. As with any other distribution, such pre-Liquidation distribution(s) by the Fund may be taxable unless you hold shares in a tax-advantaged account, such as an IRA or a retirement plan.

FINANCIAL INTERMEDIARY NOTIFICATION. The Fund will provide notice of the Liquidation to financial intermediaries that currently hold Fund shares for the benefit of their customers, clients or plan participants. If you hold Fund shares in an account maintained by a financial intermediary, please contact your financial intermediary if you have any questions regarding the Liquidation. If you hold Fund shares with a financial intermediary in a tax-advantaged account, such as an IRA or retirement plan, please contact your financial intermediary to make certain elections in order to avoid possible tax penalties.

IMPORTANT INFORMATION FOR DIRECTLY HELD QUALIFIED ACCOUNTS. We encourage shareholders holding Fund shares in Directly Held Qualified Accounts to provide instructions for the exchange or reinvestment of Fund shares prior to the Liquidation Date. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Liquidation Date, the Fund will – without any further notice – automatically exchange any Fund shares held in the Directly Held Qualified Account on the Liquidation Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account.

If you do not wish the Fund to automatically invest your Fund shares held in a Directly Held Qualified Account in the Short Duration Fund, you must contact the Fund at 1-888-843-7824 before the Liquidation Date, which currently is scheduled for April 30, 2019, but may occur sooner. If the Fund does not receive any instructions prior to the Liquidation Date, the Fund will automatically exchange all Fund shares held in the Directly Held Qualified Account for shares of the same class as Short Duration Fund.

The Short Duration Fund is subadvised by Wellington Management Company LLP, and has a different investment objective, principal strategies and principal risks than that of the Fund. For more information regarding the Short Duration Fund, shareholders are urged to request a copy of the Short Duration Fund’s prospectus, free of charge, by:

•	Calling 1-888-843-7824;
•	Visiting www.hartfordfunds.com/prospectuses.html; or
•	Sending an e-mail request to orders@mysummaryprospectus.com.

If you do not provide the Fund with instructions prior to the Liquidation Date, the Fund will deem the lack of instructions as your direction to exchange all of your Fund shares held in your Directly Held Qualified Account into shares of the Short Duration Fund, and will deem such lack or prior instructions as your acknowledgement and acceptance of the Short Duration Fund’s fees and expenses, and associated investment risks. In the event of an automatic exchange as described above, you will receive a confirmation statement with the detail of the exchange transaction, accompanied by a copy of the Short Duration Fund’s Summary Prospectus.

Please note that HFMC does not provide investment advice or recommendations to Fund shareholders. HFMC, in its capacity as the Fund’s investment manager, does not serve as a fiduciary to any individual shareholder, including Directly Held Qualified Account holders.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7470	March 2019